Investor Presentation Data as of June 30, 2014 (unless otherwise noted)

 This presentation may contain forward-looking statements with respect to Fulton Financial Corporation’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as “may,” “should,” “will,” “could,” “estimates,” “predicts,” “potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future,” “intends” and similar expressions which are intended to identify forward-looking statements.  Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, some of which are beyond the Corporation’s control and ability to predict, that could cause actual results to differ materially from those expressed in the forward-looking statements. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward- looking statements, whether as a result of new information, future events or otherwise.  A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation’s actual results to differ materially from those described in the forward- looking statements, can be found in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2013, Quarterly Report on Form 10-Q for the quarter ended March 31, 2014, and other periodic reports which the Corporation files with the Securities and Exchange Commission and are available in the Investor Relations section of the Corporation’s website (www.fult.com) and on the Securities and Exchange Commission’s website (www.sec.gov).  The Corporation uses certain non-GAAP financial measures in this presentation. These non-GAAP financial measures are reconciled to the most comparable GAAP measures at the end of this presentation. Forward-Looking Statements 2

About Us  Mid-Atlantic financial holding company  6 community banks / 5 states  Fulton Financial Advisors  Fulton Mortgage Company  253 community banking offices  Asset size: $17.0 billion  3,800 team members (3,550 FTEs)  Shares outstanding: 189.0 million  Market capitalization: $ 2.3 billion  Book value per share: $11.11  Tangible book value per share (1): $8.29 3 (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reason for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation.

A Valuable Franchise 4

 Enhance Compliance & Risk Management Infrastructure  Earnings Per Share (EPS) Growth  Quality Loan Growth  Improve Asset Quality  Core Deposit / Household Growth  Spread Management / Net Interest Margin  Expense Management  Increase Return on Average Assets (ROA)  Increase Return on Average Equity (ROE) Corporate Priorities 5

Enhance Compliance & Risk Management Infrastructure  Over the past two years, significant time and resources have been devoted to strengthening the Corporation’s risk management and regulatory compliance infrastructures  Although significant progress has been made, continuing deficiencies exist in components of the Corporation’s Bank Secrecy Act, USA Patriot Act and related anti-money laundering (BSA/AML) compliance program  Enforcement actions requiring strengthening and enhancement of the BSA/AML compliance program at three banking subsidiaries were issued in July 2014  Similar enforcement actions relating to BSA/AML compliance program deficiencies involving the Corporation and other bank subsidiaries are anticipated in the future  Additional expenses and investments will be required for additional personnel, outside professional services, and possibly for capital investments in operating systems to support the BSA/AML compliance program and broader compliance and risk management functions  Management is keenly focused on remediating the BSA/AML compliance program deficiencies and accelerating and competing work necessary to comply with the enforcement actions Priorities: Enhance Compliance & Risk Management Infrastructure 6

Priorities: Enhance Compliance & Risk Management Infrastructure 7 December 31, January 1, June 30, 2014 2012 2014 (estimated) Staffing level at period end 13 41 ~ 50 Approximate annualized salaries expense at period end $830,000 $3,600,000 ~ $4,200,000 Outside consulting services expenses# N/A $9,000,000* $4,000,000 to $6,000,000** # Represents third-party consulting and legal fees directly related to BSA/AML services. * Represents third-party consulting and legal fees directly related to BSA/AML services incurred from January 1, 2012 to June 30, 2014. ** Represents third-party consulting and legal fees directly related to BSA/AML services expected to be incurred from July 1, 2014 to December 31, 2014. We expect to incur an additional $5 million of outside consulting services related to our BSA/AML program in 2015. Since the beginning of 2012, we have incurred significant costs in connection with strengthening our BSL/AML compliance efforts. The following table summarizes staffing and historic and anticipated expenses associated with the Corporation’s BSA/AML compliance program:

Priorities: EPS EPS Growth 2Q 2014 Diluted EPS : 21 cents 4.5% decrease from 1Q 2014 and equal compared to 2Q 2013 8

$0.00 $0.05 $0.10 $0.15 $0.20 $0.25 3Q 2010 4Q 2010 1Q 2011 2Q 2011 3Q 2011 4Q 2011 1Q 2012 2Q 2012 3Q 2012 4Q 2012 1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014 2Q 2014 0.16 0.16 0.17 0.18 0.20 0.18 0.19 0.20 0.21 0.20 0.20 0.21 0.21 0.22 0.22 0.21 Diluted Earnings Per Share (Quarterly) 9

Income Statement Summary (June 30th – Quarter)  Net Interest Income Decreases  From 1Q14: 6 bp net interest margin (NIM) decrease due primarily to decrease in earning asset yields and an increase in deposit rates; (also impacted by approximately $1 million increase due to an additional day in the quarter)  From 2Q13: 11 bps decrease in NIM due primarily to decrease in earning asset yields  Loan Loss Provision  From 1Q14: Non-performing loans (non-accrual loans and accruing loans 90 days or more past due, NPLs) decreased $5.6 million, 4%; Net charge-offs (NCOs) increased $0.7 million, or 8%  From 2Q13: NPLs down $39.9 million, or 21%; NCOs decreased $8.3 million, or 48%  Other Income  From 1Q14: Increases in most fee income categories, led by increases in Mortgage banking income ($2.1 million), Merchant fees ($1.1 million) and Investment management & trust services (IMTS) fees ($0.4 million)  From 2Q13: Decreases in Mortgage banking income ($5.3 million) and Overdraft & non- sufficient funds (NSF) fees (2.1 million); partially offset by increase in IMTS fees ($0.7 million) and Commercial swap fees ($0.7 million)  Other Expense  From 1Q14: Increase in Salaries & employee benefits ($4.1 million) and Outside services & professional fees ($4.1 million) and Data processing & software ($0.8 million); partially offset by decreases in Occupancy & equipment expense ($2.4 million) and Operating risk loss ($1.1 million)  From 2Q13: Decreases in OREO & repossession expense ($1.2 million) , Operating risk loss ($1.1 million) and Occupancy & equip expense ($0.5 million); partially offset by an increase in Outside services & professional fees ($2.1 million)  Income Tax Increases  Effective tax rates: 2Q14 = 25.4%; 1Q14 =25.4%; 2Q13 = 24.5%  ROA & ROE (tangible) decreases due primarily to the decrease in net income  Efficiency ratio increases due to higher expenses and lower net interest income, partially offset by higher other income 2Q 14 1Q 14 2Q 13 N et Interest Inco me 127,898$ (1,667)$ (4,167)$ Lo an Lo ss P ro visio n 3,500 1,000 (10,000) Other Inco me 43,760 5,254 (5,691) Securit ies Gains 1,112 1,112 (1,753) Other Expenses 116,174 6,620 (956) Inco me T axes 13,500 (734) 331 N et Inco me 39,596$ (2 ,187)$ (986)$ P er Share (D iluted) 0.21$ (0 .01)$ -$ R OA 0.94% (0.07%) (0 .03%) R OE (tangible) (1) 10.30% (0.83%) (0 .45%) Eff iciency rat io (1) 65.85% 2.47% 3 .12% Increase (D ecrease) F ro m ($ in thousands, except per shr data) 10 Note: ROA is return an average assets determined by dividing net income for the period indicated by average assets (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation.

Quality Loan Growth  2Q 2014 Average loans increased 0.3% compared to 1Q 2014  2Q 2014 Average loans increased 2.1% compared to 2Q 2013 Priorities: Quality Loan Growth 11

Average Loans & Yields (June 30th – Quarter) Balance Yield 1Q 14 2Q 13 1Q 14 2Q 13 Comm'l Mort. 5,139$ 4.36% 54$ 381$ (0.08%) (0.36%) Commercial 3,618 3.95% (19) (97) (0.08%) (0.18%) Home Equity 1,735 4.18% (20) 3 - (0.06%) Resid. Mort. 1,339 3.97% 3 30 (0.02%) (0.12%) Construction 588 4.17% 12 (29) 0.09% 0.08% Cons./Other 376 5.78% 3 (21) (0.44%) (0.09%) Total Loans 12,795$ 4.21% 33$ 267$ (0.07%) (0.21%) (dollars in millions) Balance From2Q 14 Increase (Decrease) In Yield From 12

Private Bancorp, Inc. Prosperity Bancshares, Inc. Susquehanna Bancshares, Inc. TCF Financial Corporation Trustmark Corporation UMB Financial Corporation Umpqua Holdings Corporation Valley National Bancorp Webster Financial Corporation Wintrust Financial Corporation Associated Banc-Corp BancorpSouth, Inc. BOK Financial Corporation Commerce Bancshares, Inc. Cullen/Frost Bankers, Inc. FNB Corporation FirstMerit Corporation Hancock Holding Company IBERIABANK Corporation International Bancshares Corp. National Penn Bancshares, Inc. Peer Group* 13 *Fulton’s Peer group as of April 1, 2014. Changes from 2013 peer group include the addition of National Penn Bancshares, Inc., Private Bancorp, Inc. and Trustmark Corporation and the deletion of City National Corporation and People’s United Financial, Inc. Peer comparisons for all historical periods included within this presentation have been updated based on the above peer group for all periods presented.

Average Loan Growth 14 Note: 2008 through 2013 represents December year-over-year change in average loans. YTD 6/30/14 represents six months ended June 30, 2014 average loans over six months ended June 30, 2013 average loans. * Comprised of the 50 largest publicly traded domestic banks/thrifts in assets size as of December 31,2013. Excludes credit card companies. Source: SNL Financial LC 3.1% 7.7% 7.3% -1.5% 1.5% 4.5% 7.5% 2009 2010 2011 2012 2013 YTD 6/30/14 FULT Peer Top 50*

Improve Asset Quality Priorities: Improve Asset Quality 15

1.01% 0.67% 0.70% 0.00% 1.00% 2.00% 3.00% Dec 31, 2009 Dec 31, 2010 Dec 31, 2011 Dec 31, 2012 Dec 31, 2013 Jun 30, 2014 FULT Peer Top 50* Non-accrual Loans to Loans 16 * Comprised of the 50 largest publicly traded domestic banks/thrifts in assets size as of December 31,2013. Excludes credit card companies. Source: SNL Financial LC

1.49% 1.14% 1.24% 0.80% 1.10% 1.40% 1.70% 2.00% 2.30% 2.60% Dec 31, 2009 Dec 31, 2010 Dec 31, 2011 Dec 31, 2012 Dec 31, 2013 Jun 30, 2014 FULT Peer Top 50* Allowance for Loan Losses to Loans 17 * Comprised of the 50 largest publicly traded domestic banks/thrifts in assets size as of December 31,2013. Excludes credit card companies. Source: SNL Financial LC

$0 $10 $20 $30 $40 $50 3Q 2010 4Q 2010 1Q 2011 2Q 2011 3Q 2011 4Q 2011 1Q 2012 2Q 2012 3Q 2012 4Q 2012 1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014 2Q 2014 40.0 40.0 38.0 36.0 31.0 30.0 28.0 25.5 23.0 17.5 15.0 13.5 9.5 2.5 2.5 3.5 Provision for Credit Losses (Quarterly, in millions of dollars) 18

Core Deposit / Household Growth Priorities: Core Deposit/Household Growth 19

26% 23% 17% 10% 24% 2nd Quarter Ended June 30, 2014 Non-Int DDA Int DDA Money Mkt Savings Time Deposit Composition 20 16% 16% 11% 9% 49% 2nd Quarter Ended June 30, 2009 Non-Int DDA Int DDA Money Mkt Savings Time Note: Deposit composition is based on quarterly average balances for the periods indicated.

Average Customer Funding (June 30th – Quarter) Balance Rate 1Q 14 2Q 13 1Q 14 2Q 13 Nonint DDA 3,322$ - % 79$ 205$ - % - % Int DDA 2,915 0.12% (30) 196 (0.01%) (0.01%) Savings/MMDA 3,356 0.12% 4 5 (0.01%) - % CD's 3,012 0.90% 79 (157) 0.08% (0.06%) Cash Mgt 298 0.09% 9 11 - % - % Total Customer Funding 12,903$ 0.27% 141$ 260$ 0.02% (0.03%) (dollars in millions) Balance From2Q 14 Increase (Decrease) In Rate From 21

Priorities: Margin (June 30th – Quarter) 2Q 14 1Q 14 2Q 13 1Q 14 2Q 13 Net Interest Margin (1) 3.41% 3.47% 3.52% (0.06%) (0.11%) Yield on Earning Assets 3.92% 3.97% 4.07% (0.05%) (0.15%) Cost of Funds 0.55% 0.53% 0.58% 0.02% (0.03%) Fed Funds 0.25% 0.25% 0.25% - % - % Increase (Decrease) From 22 Spread Management / NIM (1) Fully-taxable equivalent

3.40% 3.54% 3.20% 3.00% 3.25% 3.50% 3.75% 4.00% 3Q 2011 4Q 2011 1Q 2012 2Q 2012 3Q 2012 4Q 2012 1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014 2Q 2014 FULT Peer Top 50* Net Interest Margin (Quarterly) 23 Note: Fully-taxable equivalent * Comprised of the 50 largest publicly traded domestic banks/thrifts in assets size as of December 31,2013. Excludes credit card companies. Source: SNL Financial LC

Interest Rate Shocks
(June 30, 2014)

FULTON FINANCIAL CORPORATION

Rate Change (1)	Annual Change in Net Interest Income	% Change
+400 bps	$ 66,265 million	13.1%
+300 bps	$ 47,763 million	9.4%
+200 bps	$ 28,327 million	5.6%
+100 bps	$ 9,465 million	1.9%
- 100 bps	$ (16,811) million	-3.3%

6-Month Cumulative GAP (2): 1.15

1) A variety of interest rate scenarios are used to measure the effects of sudden and gradual movements upward and downward in the yield curve. These results are compared to the results obtained in a flat or unchanged interest rate scenario. Simulation of earnings is used primarily to measure the Corporation's short-term earnings exposure to rate movements. A "shock" is an immediate upward or downward movement of interest rates. The shocks do not take into account changes in customer behavior that could result in changes to mix and/or volumes in the balance sheet, nor do they account for competitive pricing over the forward 12-month period. These results include the effect of implicit and explicit floors that limit further reduction in interest rates.

2) This measurement is accomplished through stratification of assets and liabilities into repricing periods. The sums of assets and liabilities in each of these periods are compared for mismatches within that maturity segment. Core deposits having no contractual maturities are placed into repricing periods based upon historical balance performance. Repricing for mortgage loans, mortgage-backed securities and collateralized mortgage obligations is based upon industry projections for prepayment speeds.

24

Expense Management Priorities: Expense Management 25

Other Expenses (June 30th – Quarter) 2Q 14 1Q 14 2Q 13 1Q 14 2Q 13 Salaries & Benefits 63,623$ 59,566$ 63,490$ 4,057$ 133$ Occupancy & Equipment 14,824 17,205 15,340 (2,381) (516) Data Proc. & Software 7,540 6,721 7,603 819 (63) Outside Services 7,240 3,812 5,315 3,428 1,925 Professional fees 3,559 2,904 3,395 655 164 FDIC Insurance 2,615 2,689 3,001 (74) (386) Supplies & Postage 2,451 2,325 2,602 126 (151) Marketing 2,337 1,584 1,922 753 415 REO & Repo Expenses, net 748 983 1,941 (235) (1,193) Operating Risk Loss 716 1,828 1,860 (1,112) (1,144) Other Expenses 10,521 9,937 10,661 584 (140) Total Other Expenses 116,174$ 109,554$ 117,130$ 6,620$ (956)$ Increase (Decrease) From (in thousands) 26

64.6% 63.5% 64.0% 50.0% 52.0% 54.0% 56.0% 58.0% 60.0% 62.0% 64.0% 66.0% 2009 2010 2011 2012 2013 YTD 6/30 FULT Peer Top 50* Efficiency Ratio (1) 27 (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. * Comprised of the 50 largest publicly traded domestic banks/thrifts in assets size as of December 31,2013. Excludes credit card companies. Source: SNL Financial LC

 In 2014, a number of cost savings initiatives, including the consolidation of branches, streamlining subsidiary bank management structure and other employee compensation and benefit reductions have been implemented. These initiatives are estimated to result in expense savings of $7 million in 2014 Cost Savings Initiatives 28 Estimated Expense Reductions for the Implementation Expense Remainder of Expenses (Gains) Reductions 2014 Branch c nsolidations (13 branches) 2,080$ (800)$ (1,600)$ Subsidiary bank management reductions and other employee compensation and benefit reductions (1,100) (2,195) (2,355) Total impact of cost savings initiatives 980$ (2,995)$ (3,955)$ (in thousands) Six Months Ended June 30, 2014

ROA 2Q14: 0.94% 1Q14: 1.01% 2Q13: 0.97% Priorities: ROA and ROE 29 ROE (Tangible) (1) 2Q14: 10.30% 1Q14: 11.13% 2Q13: 10.75% Note: ROA is return an average assets determined by dividing net income for the period indicated by average assets (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. Increase ROA and ROE

Return on Average Assets and Average Assets, by Bank 30 Six Mos. Ended June 30, 2014 Return on Average Assets* Average Assets ($ Millions) 2014 2013 Fulton Bank, N.A. 9,332$ 1.22% 1.19% Lafayette Ambassador Bank 1,380 1.04% 1.30% FNB Bank, N.A. 342 1.01% 0.85% Swineford National Bank 290 0.89% 0.62% The Columbia Bank 1,994 0.93% 0.80% Fulton Bank of New Jersey 3,365 0.75% 0.72% Fulton Financial Corporation 16,846 0.97% 0.97% Six Months Ended June 30 *Net Income divided by average assets, annualized.

Total Risk-Based Capital Ratio 31 11.0% 12.0% 13.0% 14.0% 15.0% 16.0% Dec 31, 2004 Dec 31, 2005 Dec 31, 2006 Dec 31, 2007 Dec 31, 2008 Dec 31, 2009 Dec 31, 2010 Dec 31, 2011 Dec 31, 2012 Dec 31, 2013 Jun 30, 2014 11.8% 12.1% 11.7% 11.9% 14.3% 14.7% 14.2% 15.2% 15.6% 15.0% 14.9%

Capital Adequacy (June 30, 2014) (1) Estimates – based on final rules. Application of the Basel III rules are also subject to further interpretation, which could result in changes to the estimates shown above. (2) Fully-phased in requirements, with 2.50% conservation buffer. Excess Above Well Capitalized Well Threshold Well FULT Capitalized (in millions) FULT (1) Capitalized (2) Total Risk-Based Capital Ratio 14.90% 10.00% $ 640 14.70% 10.50% Tier 1 Risk-Based Capital Ratio 13.30% 6.00% $ 960 11.90% 8.50% Tier 1 Leverage Ratio 10.70% 5.00% $ 930 9.70% 5.00% Common Equity Tier 1 Ratio N/A N/A N/A 12.00% 7.00% Basel III 32

$0.00 $2.00 $4.00 $6.00 $8.00 $10.00 Sep 30, 2011 Dec 31, 2011 Mar 31, 2012 Jun 30, 2012 Sep 30, 2012 Dec 31, 2012 Mar 31, 2013 Jun 30, 2013 Sep 30, 2013 Dec 31, 2013 Mar 31, 2014 Jun 30, 2014 7.20 7.24 7.38 7.46 7.63 7.76 7.82 7.72 7.77 7.94 8.08 8.29 Tangible Book Value Per Share (1) 33 (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non- GAAP Reconciliation” at the end of this presentation. (2) Compounded annual growth rate from June 30, 2011 to June 30, 2014. CAGR (2) = 5.5%

1.49 1.75 0.00 0.50 1.00 1.50 2.00 2.50 M u lt ip le o f T a n g ib le B o o k V al u e Price to Tangible Book Value (1) FULT Peer Group Median Price Multiple vs. Peer Group 34 Notes: Peer Tangible Book Value as of June 30, 2014. Source: SNL Financial LC FULT Tangible Book Value as of June 30, 2014. 1) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non- GAAP Reconciliation” at the end of this presentation.

14.41 16.14 0.00 4.00 8.00 12.00 16.00 20.00 M u lt ip le o f L ast 12 M o n th s o f EP S Price-to-LTM EPS (1) FULT Peer Group Median Price Multiple vs. Peer Group 35 Notes: Peer Price-to-last twelve months diluted EPS as of June 30, 2014. Source: SNL Financial LC FULT Price-to-last twelve months diluted EPS as of June 30, 2014. 1) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation.

0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% $0.00 $0.01 $0.02 $0.03 $0.04 $0.05 $0.06 $0.07 $0.08 $0.09 3Q 2010 4Q 2010 1Q 2011 2Q 2011 3Q 2011 4Q 2011 1Q 2012 2Q 2012 3Q 2012 4Q 2012 1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014 2Q 2014 Cash Dividend Yield FULT – Cash Dividend and Yield (1) 36 (1) Annualized dividend rate per share divided by period-end stock price. (2) Compounded annual growth rate in cash dividend from June 30, 2010 to June 30, 2014. CAGR (2) = 27.8%

Stock Repurchase Programs 37 January 2013 October 2013 May 2014 Program Program Program Authorized Shares to Repurchase 8.0 million 4.0 million 4.0 million % of Outstanding Shares 4.0% 2.1% 2.1% Shares Repurchased 8.0 million (1) 4.0 million (2) 1.3 million (3) Remaining Shares available to repurchase as of June 30, 2014 - - 4.0 million Average Purchase Price $11.37 (1) $12.45 (2) N/A Expiration Date September 30, 2013 March 31, 2014 December 31, 2014 (1) From January 3, 2013 to August 30, 2013 (2) From January 1, 2014 to February 19, 2014. (3) From July 25, 2014 to July 31, 2014.

Investment Thesis  Recent additions to senior management to add functional depth  Operate in strongest markets in footprint  Valuable geographic franchise  Financial solutions / lasting relationships  Consistently superior customer experience  Diversified loan portfolio  Solid credit metrics  Positioned for expansion when rates rise  Expanding core deposit base  Strategic optionality  Attractive dividend yield  Stock repurchase programs  Active capital management  Price to tangible book below peer average  Actively managing all expense areas  Cost reduction initiatives will continue  Infrastructure build-out proceeding well 38  Management Depth and Experience  Strength of Markets / Franchise Value  Relationship Strategy  Quality Loan Growth  Net Interest Margin  Funding  Strong Capital Position  Proven Ability to Enhance Shareholder Value  Valuation Potential  Expense Management  Risk Management Foundation

Supplemental Information

Other Income (in millions) 40 $- $40 $80 $120 $160 $200 $240 2004 2005 2006 2007 2008 2009 2010 2011 2012 (2) 2013 2014 YTD Jun 30 YTD Dec 31 CAGR (1) = 4.5% (1) Compounded annual growth rate from year-ended December 31, 2004 to six months ended June 30, 2014. (2) Excludes $6.2 million gain on sale of Global Exchange Group.

Other Income (June 30th – Quarter) 2Q 14 1Q 14 2Q 13 1Q 14 2Q 13 Invt. Mgt. & Trust 11,339$ 10,958$ 10,601$ 381$ 738$ Overdraft & NSF Fees 5,542 5,297 7,624 245 (2,082) Mortgage Banking Income 5,741 3,605 10,997 2,136 (5,256) Merchant Fees 3,843 2,723 3,600 1,120 243 Service Charges 3,717 3,309 4,057 408 (340) Cash Mgt. Fees 3,293 3,105 2,970 188 323 Debit Card Fees 2,435 2,210 2,374 225 61 Credit Card Fees 2,353 2,171 2,134 182 219 Letters of Credit 1,184 1,101 1,232 83 (48) Commercial Swap Fees 994 1,013 252 (19) 742 Other Income 3,319 3,014 3,610 305 (291) Total Other Income 43,760$ 38,506$ 49,451$ 5,254$ (5,691)$ Increase (Decrease) From (in thousands) 41

Average Interest-Bearing Liabilities and Yields Balance Yield Balance Yield Balance Yield Int-Bearing Demand Deposits 2,915$ 0.12% 2,945$ 0.13% 2,719$ 0.13% Savings 3,356 0.12% 3,352 0.13% 3,351 0.12% Time Deposits 3,012 0.90% 2,932 0.82% 3,169 0.96% Short-term Borrowings 1,048 0.21% 1,209 0.21% 1,313 0.21% Long-term Debt 895 4.83% 884 4.88% 889 4.87% 11,226$ 0.71% 11,322$ 0.69% 11,441$ 0.74% 2Q14 1Q14 2Q13 (dollars in millions) 42 Note: Yields presented on a fully taxable-equivalent basis, using a 35% federal tax rate and statutory interest expense disallowances.

Non-performing Loans* (June 30, 2014) Comm'l Comm'l Mortgage Constr. Res. Mtg. Other Total (in thousands) Pennsylvania 24,313$ 18,219$ 11,200$ 10,713$ 8,292$ 72,737$ Maryland 3,061 2,373 3,505 2,125 2,244 13,308 New Jersey 9,199 21,038 4,305 6,345 6,410 47,297 Virginia 1,252 1,554 1,030 6,986 1,163 11,985 Delaware 338 831 228 1,718 870 3,985 38,163$ 44,015$ 20,268$ 27,887$ 18,979$ 149,312$ Ending Loans 3,601,721$ 5,128,734$ 634,018$ 1,361,976$ 2,113,062$ 12,839,511$ Non-performing Loan % (6/31/14) 1.06% 0.86% 3.20% 2.05% 0.90% 1.16% Non-performing Loan % (12/31/13) 1.04% 0.87% 3.71% 2.34% 0.91% 1.20% 43 * Includes loans ≥ 90 days past due and accruing, and non-accrual loans.

Net Charge-offs (Recoveries) (YTD June 2014) Comm'l Comm'l Mortgage Constr. Res. Mtg. Other Total (dollars in thousands) Pennsylvania 7,790$ 1,348$ 186$ 1,008$ 1,782$ 12,114$ Maryland 416 60 (44) 231 871 1,534 New Jersey 1,227 1,656 111 187 1,039 4,220 Virginia (311) - (197) 205 (141) (444) Delaware (4) (11) (6) 80 (8) 51 9,118$ 3,053$ 50$ 1,711$ 3,543$ 17,475$ Avg Loans 3,627,471$ 5,111,979$ 582,294$ 1,337,686$ 2,119,715$ 12,779,145$ Annualized Net Charge-off % 0.50% 0.12% 0.02% 0.26% 0.33% 0.27% 44

0.27% 0.16% 0.19% 0.00% 0.50% 1.00% 1.50% 2009 2010 2011 2012 2013 YTD 6/30 (annualized) FULT Peer Top 50* Net Charge-Offs To Average Loans 45 * Comprised of the 50 largest publicly traded domestic banks/thrifts in assets size as of December 31,2012. Excludes credit card companies. Source: SNL Financial LC

Ending Loan Distribution by State June 30, % of March 31, Variance to 3/31/14 2014 Total 2014 $ % Pe nsylvania 7,464,262$ 58.1% 7,425,762$ 38,500$ 0.5% New Jersey 2,502,078 19.5% 2,477,911 24,167 1.0% Maryland 1,368,329 10.7% 1,348,336 19,993 1.5% Virginia 997,435 7.8% 975,446 21,989 2.2% Delaware 507,407 4.0% 506,337 1,070 0.2% 12,839,511$ 100.0% 12,733,792$ 105,719$ 0.8% (dollars in thousands) 46

Residential Mortgages (June 30, 2014) Ending % of NPL Allowance Balance Total Balance (1) Allocations (2) (dollars in thousands) Pennsylvania 687,597$ 50.5% 10,713$ 10,114$ Virginia 264,235 19.4% 6,986 11,453 New Jersey 165,221 12.1% 6,345 5,738 Maryland 161,862 11.9% 2,125 3,475 Delaware 83,061 6.1% 1,718 1,964 1,361,976$ 100.0% 27,887$ 32,744$ 47 (1) NPL – Non-performing loans. Includes accruing loans ≥ 90 days past due and non-accrual loans. (2) Related allowance for loan losses allocations.

Fulton Mortgage Company  New applications received during 2Q14 were $387 million compared to $288 million during 1Q14  Pipeline* $192 million at June 30, 2014 vs. $155 million at March 31, 2014  The approved loan pipeline at the end of Q2 2014 was $90 million  Percentage of the pipeline that has locked in an interest rate as of June 30, 2014: 89%  71% purchase / 29% refinancing during 2Q14 48 * Defined as loans in process not yet closed with an application date prior to the end of the quarter. Loans in the following stages will be included: application received, pre-underwriting, in processing, in underwriting, approved, suspended, and pre-closing.

Commercial Loans (June 30, 2014) Ending % of NPL Allowance Balance Total Balance (1) Allocations (2) (dollars in thousands) Pen sylvania 2,571,153$ 71.4% 24,313$ 26,560$ New Jersey 531,916 14.8% 9,199 13,847 Maryland 268,455 7.5% 3,061 4,406 Virginia 157,097 4.4% 1,252 2,952 Delaware 73,100 2.0% 338 1,319 3,601,721$ 100.0% 38,163$ 49,084$ 49 (1) NPL – Non-performing loans. Includes accruing loans ≥ 90 days past due and non-accrual loans. (2) Related allowance for loan losses allocations.

Commercial Mortgages (June 30, 2014) Ending % of NPL Allowance Balance Total Balance (1) Allocations (2) (dollars in thousands) Pennsylvania 2,580,972$ 50.3% 18,219$ 18,436$ New Jersey 1,357,197 26.5% 21,038 22,347 Maryland 571,732 11.1% 2,373 3,371 Virginia 411,189 8.0% 1,554 2,459 Delaware 207,644 4.0% 831 3,229 5,128,734$ 100.0% 44,015$ 49,842$ 50 (1) NPL – Non-performing loans. Includes accruing loans ≥ 90 days past due and non-accrual loans. (2) Related allowance for loan losses allocations.

Construction Loans (June 30, 2014) Ending % of NPL Allowance Balance Total Balance (1) Allocations (2) (dollars in thousands) Pe nsylvania 320,221$ 50.5% 11,200$ 3,775$ Virginia 94,056 14.8% 1,030 981 New Jersey 91,905 14.5% 4,305 3,922 Maryland 85,614 13.5% 3,505 1,718 Delaware 42,222 6.7% 228 935 634,018$ 100.0% 20,268$ 11,331$ 51 (1) NPL – Non-performing loans. Includes accruing loans ≥ 90 days past due and non-accrual loans. (2) Related allowance for loan losses allocations.

Accruing Troubled Debt Restructurings June 30, March 31, 2014 2014 $ % Residential mortgage 31,184$ 30,363$ 821$ 3% Commercial mortgage 19,398 19,514 (116) -1% Construction 8,561 8,430 131 2% Commercial 6,953 6,755 198 3% Consumer and other 2,838 2,622 216 8% 68,934$ 67,684$ 1,250$ 2% Change (dollars in thousands) 52 Note: Excludes non-accrual troubled debt restructurings.

Investment Portfolio (June 30, 2014) Weighted Ave. Remaining Life Amortized Unrealized Estimated (in years) Cost Gain (Loss) Fair Value Agency collateralized mortgage obligations 4.1 1,023$ (20)$ 1,003$ Agency mortgage-backed securities 4.9 918 12 931 Municipal bonds 5.5 262 8 270 Auction rate securities 3.1 159 (11) 147 Corporate & trust preferred securities 10.5 100 1 100 U.S. Treasuries and agencies 1.7 1 - 1 Bank stocks N/A 28 11 40 Other investments N/A 6 - 6 Total Investments 4.7 2,497$ 1$ 2,498$ (dollars in millions) 53

Projected Investment Portfolio Cash Flows 54 (1) Investment Cash Flows – the amount of principal payments & maturities from the entire investment portfolio. (2) Cash Flow Yields – internal rate of return on all cash flows, which includes mortgage-backed securities’ prepayments. $112 $106 $97 $95 2.53% 2.56% 2.58% 2.54% 2.25% 2.45% 2.65% 2.85% 3.05% 3.25% $0 $20 $40 $60 $80 $100 $120 3Q2014 4Q2014 1Q2015 2Q2015 C a s h F lo w Y ields (2) In v e s tment C a s h Flo w s (1) ( in M il li o n s ) Investment Cash Flows Cash Flow Yields

Investment MBS & CMO Cash Flows 55 Book Price $101.47 (1) Principal Cash Flows – the amount of principal payments & maturities from mortgage-backed securities (MBS) & collateralized mortgage obligations (CMO). (2) Premium Amortization – any premium paid for a bond above its par value is amortized (expensed) over the life of the bond. $156,740,334 $127,251,195 $82,380,022 $70,578,095 $75,593,111 $3,310,745 $2,953,068 $1,715,933 $1,634,790 $1,617,765 $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 $7,000,000 $8,000,000 $0 $20,000,000 $40,000,000 $60,000,000 $80,000,000 $100,000,000 $120,000,000 $140,000,000 $160,000,000 $180,000,000 $200,000,000 2Q 2013 3Q 2013 4Q 2013 1Q 2014 2Q 2014 P remi u m A m o rti z a ti o n Expense (2) P rinci p al Cash Fl o w (1) MBS & CMO Cash Flow Net Amortization Expense Book Price $101.48 Book Price $101.51 Book Price $101.46 Book Price $101.47

Projected CD Maturities

FULTON FINANCIAL CORPORATION



CD Maturities and Origination (in $Million)
$700
$600
$500
$400
$300
$200
$100
$0
$659
0.72%
$569
0.51%
$523
0.50%
$461
0.50%
$372
0.52%
$301
0.68%
2Q2014
3Q2014
4Q2014
1Q2015
2Q2015
Originations
Maturities
2.00%
1.75%
1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
Weighted Average CD Rates on Maturities and Originations

56

Investment Portfolio – Transactions (2nd Quarter 2014) 57 (1) Yield to Maturity – the percentage rate of return paid if the security is held to its maturity date. It assumes that coupon interest paid over the life of the security is reinvested at the same rate. (2) Book Yield – the yield of a security calculated by using its book value instead of the current market price. (3) Does not include $1,000 of bank stock gains for the first quarter of 2014. Principal Value (in thousands) Yield to Maturity (1) Wtd Avg Life (in years) US Treasury 200$ 0.08% 0.62 MBS 15,426 2.29% 5.43 CMO - Agency 30,445 2.51% 5.10 Municipal - Bond Anticipation Notes 3,120 1.47% 0.65 49,191$ 2.37% 4.90 Principal Value (in thousands) Book Yield (2) Gain/(Loss) (3) (in thousands) Corporate / Trust Preferred 1,852$ 0.00% 1,124$ 1,852$ 0.00% 1,124$ Total Total Sales Purchases

Non-GAAP Reconciliation

FULTON FINANCIAL CORPORATION

***Note**: The Corporation has presented the following non-GAAP (Generally Accepted Accounting Principals) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's quarterly results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety.*

	Six Months Ended June 30, 2014	Year Ended December 31, 2013	2012	2011	2010	2009
			(dollars in thousands)			
Efficiency ratio						
Non-interest expense	$ 225,728	$ 461,433	$449,294	$ 416,242	$ 408,254	$ 415,524
Less: Intangible amortization	(630)	(2,438)	(3,031)	(4,257)	(5,240)	(5,747)
Numerator	$ 225,098	$ 458,995	$446,263	$ 411,985	$ 403,014	$ 409,777
Net interest income (fully taxable equivalent)	$ 266,016	$ 544,474	$ 561,190	$ 576,232	$ 574,257	$ 536,499
Plus: Total Non-interest income	83,378	187,664	216,412	187,493	182,249	173,922
Less: Investment securities (gains) losses	(1,112)	(8,004)	(3,026)	(4,561)	(701)	(1,079)
Denominator	$ 348,282	$ 724,134	$774,576	$ 759,164	$ 755,805	$ 709,342
Efficiency ratio	64.6%	63.4%	57.6%	54.3%	53.3%	57.8%

58

Non-GAAP Reconciliation (con’t) 59 Q2 Q1 Q2 Jun 30, M ar 31, Jun 30, 2014 2014 2013 R eturn o n average shareho lders' equity ( tangible) Net income 39,596$ 41,783$ 40,582$ Plus: Intangible amortization, net of tax 204 204 349 Numerator 39,800$ 41,987$ 40,931$ Average shareholders' equity 2,081,898$ 2,062,914$ 2,062,483$ Less: Average goodwill and intangible assets (532,585) (532,901) (534,713) Average tangible shareholders' equity (denominator) 1,549,313$ 1,530,013$ 1,527,770$ Return on average common shareholders' equity (tangible), annualized 10.30% 11.13% 10.75% (dollars in thousands)

Non-GAAP Reconciliation (con’t) 60 Tang ib le B ook V alue Per Share Jun 3 0 , M ar 3 1, D ec 3 1, Sept 3 0 , Jun 3 0 , M ar 3 1, 2 0 14 2 0 14 2 0 13 2 0 13 2 0 13 2 0 13 Common shareholders' equity 2,099,800$ 2,058,719$ 2,063,187$ 2,028,964$ 2,028,732$ 2,061,763$ Less: Goodwill and intangible assets (532,432) (532,747) (533,076) (533,918) (534,452) (534,987) Tangible shareholders' equity (numerator) 1,567,368$ 1,525,972$ 1,530,111$ 1,495,046$ 1,494,280$ 1,526,776$ Shares outstanding, end of period (denominator) 189,033 188,850 192,652 192,332 193,658 195,276 Shareholders' equity (tangible), per share 8.29$ 8.08$ 7.94$ 7.77$ 7.72$ 7.82$ D ec 3 1, Sep 3 0 , Jun 3 0 , M ar 3 1, D ec 3 1, Sep 3 0 , 2 0 12 2 0 12 2 0 12 2 0 12 2 0 11 2 0 11 Common shareholders' equity 2,081,656$ 2,060,683$ 2,041,184$ 2,022,863$ 1,992,539$ 1,984,659$ Less: Goodwill and intangible assets (535,563) (541,845) (542,622) (543,383) (544,209) (545,098) Tangible shareholders' equity (numerator) 1,546,093$ 1,518,838$ 1,498,562$ 1,479,480$ 1,448,330$ 1,439,561$ Shares outstanding, end of period (denominator) 199,225 198,975 200,880 200,354 200,164 199,892 Shareholders' equity (tangible), per share 7.76$ 7.63$ 7.46$ 7.38$ 7.24$ 7.20$ (in thousands, except per share data) (in thousands, except per share data)

Non-GAAP Reconciliation (con’t) 61 Price-to-Tangible Book Value Per Share Jun 30, 2014 Closing Price of FULT on June 30, 2014 (numerator) 12.39$ Shareholders' equity (tangible), per share (denominator) 8.29$ Price-to-Tangible Book Value Per Share 1.49 Price-to-Last Twelve Months (LTM) EPS Jun 30, 2014 Closing Price of FULT on June 30, 2014 (numerator) 12.39$ Last Tweleve Months Earnings Per Share (denominator) 0.86$ 14.41

Fulton Financial Corporation One Penn Square Lancaster, PA 17602 www.fult.com Version 2014-08-04